Exhibit 10.15

                                                                   29 OCT 1990:1

             ***

             -----------------------------------------------------

                   DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT

             -----------------------------------------------------

                              SCHERING CORPORATION

                                       AND

                                   ENZON, INC.


             -----------------------------------------------------

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.


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                                      INDEX

                                                                          Page
                                                                          ----
Article 1   :     Definitions                                               2
Article 2   :     Development Program                                       8
Article 3   :     Manufacture of Commercial Quantities of Agreement
                      Product; Know-How Transfer                           13
Article 4   :     Exclusive License                                        18
Article 5   :     Patent Rights                                            20
Article 6   :     Payments                                                 23
Article 7   :     Royalty Terms                                            24
Article 8   :     Royalty Payment Terms                                    28
Article 9   :     Term and Termination                                     31
Article 10  :     Representations and Warranties; Indemnification          33
Article 11  :     Confidentiality                                          38
Article 12  :     Governing Law                                            41
Article 13  :     Assignment or Delegation                                 42
Article 14  :     Force Majeure                                            43
Article 15  :     Independent Contractor; Publicity                        44
Article 16  :     No Inconsistent Obligations                              45
Article 17  :     Severability; Survival                                   45
Article 18  :     Captions                                                 46
Article 19  :     Waiver                                                   46
Article 20  :     Notice                                                   47
Article 21  :     Entire Agreement                                         47

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                                    SCHEDULES

Schedule A-1 - Specifications for Agreement Substance
         A-2 - Specifications for Bulk Concentrate
         A-3 - Specifications for Agreement Product

Schedule B   - Development Program

Schedule C   - Patent Rights

Schedule D   - Criteria for Efficacy in Pilot Study

Schedule E   - Supply Agreement

Schedule F   - Press Release

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                    DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT

This agreement is made and effective as of November 14, 1990 by and between

                  ENZON, Inc.
                  40 Cragwood Road
                  South Plainfield, NJ 07080-2406, a Delaware corporation,

hereinafter referred to as "ENZON",
and

                  SCHERING Corporation
                  2000 Galloping Hill Road
                  Kenilworth, New Jersey 07033, a New Jersey corporation,

hereinafter referred to as SCHERING:

WHEREAS, SCHERING markets a proprietary pharmaceutical alpha interferon product (hereinafter "Intron A") in various finished pharmaceutical dosage forms; and

WHEREAS, ENZON has developed a technology for coupling polyethylene glycol ("PEG") with polypeptides to create longer-acting therapeutic products; and

WHEREAS, SCHERING and ENZON have performed preliminary in vitro testing of a compound made from Intron A and PEG and now desire, subject to the terms of this Agreement, to further develop, test, conduct clinical trials of, and market the resulting product; and

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WHEREAS the parties desire to enter into an agreement whereby ENZON shall develop, under the terms of this Agreement, a longer-acting product in which PEG is coupled with Intron A, develop scale-up and manufacturing procedures, and manufacture such product for SCHERING, consistent with all applicable Good Manufacturing Practices ("GMP's") and SCHERING shall, subject to the terms and conditions of this Agreement, test, clinically develop and market worldwide, the resulting Agreement Product as hereinafter defined;

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth below, the parties agree as follows:

Article 1 - Definitions

1.1 "Affiliate" shall mean any corporation or business entity controlled by, controlling, or under common control with the respective party. For this purpose "control" shall mean the direct or indirect beneficial ownership of at least fifty percent (50%) of the voting stock of, or at least fifty percent (50%) interest in the income of, such corporation or other business entity.

1.2 "Agreement Product" shall mean any pharmaceutical product in which Agreement Substance as an active ingredient is coupled with PEG. The specifications for the Agreement Product to be developed by SCHERING under this Agreement, in its diluted form, will be set forth in Schedule A-3 hereto, which may be amended from time-


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to-time, as mutually agreed by the parties hereto, or as needed to conform with the IND (hereinafter defined) for Agreement Product. Agreement Product shall be supplied to SCHERING by ENZON in the form of Bulk Concentrate, as hereinafter defined.

1.3 "Agreement Substance" shall mean alpha interferon, including, without limitation, the alpha interferon the specifications for which are set forth in Schedule A-1 attached hereto (Specifications for Agreement Substance).

1.4 "Bulk Concentrate" shall mean Agreement Product in bulk concentrated form meeting the criteria set forth in Schedule A-2 hereof. (Specifications for Bulk Concentrate).

1.5 "Development Program" shall mean all development work undertaken by the parties hereto with respect to Agreement Substance or Agreement Product, relating to the development program for Agreement Product (Schedule B) hereto, including the applicable objectives, protocols and timetables, by phases and cumulatively, as well as any modifications to the development program set forth [in Schedule B hereto made by Schering] in Schedule B hereto requested by either party and accepted by the other party in writing, which acceptance shall not be unreasonably withheld.

1.6 "FDA" shall mean the United States Food and Drug Administration or any successor agency thereof, as well as any


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foreign equivalent thereof, including, where applicable, price-approval authorities.

1.7 "FDA Approval" shall mean written notification of the approval (without qualification which would materially adversely affect SCHERING's ability to market Agreement Product) from the FDA of a PLA for Agreement Product for which SCHERING seeks such approval, which allows SCHERING to commercially sell Agreement Product.

1.8   (a)   "Know-How" shall mean all confidential scientific, medical, and technical data, instructions, processes, formulae, unpatented inventions, expert opinion and information, whether written or otherwise, necessary (as set forth in the PLA for Agreement Product) for the development, manufacture, use or sale of Agreement
            Substance, Bulk Concentrate or Agreement Product. Know-How shall include, without limitation, all biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, research, testing, safety, quality control, manufacturing, marketing, test and clinical data and information necessary (as set forth in the PLA for Agreement Product) for the manufacture, use or sale of Agreement Substance, Bulk Concentrate or Agreement Product. For purposes


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            of this Agreement, Know-How shall not include any Know-How (as defined in this Article 1.8(a)) which SCHERING can clearly demonstrate was developed by SCHERING or its Affiliates without the aid, application or use of any ENZON Existing or Development Know-How (as hereinafter defined) or the participation of any SCHERING employee or consultant who has knowledge of the contents of such ENZON Existing or Development Know-How ("SCHERING Independent Know-How"). Know-How also shall not include any information, data, test result, study result, trial result, expert opinion or analysis related to the pharmacology, toxicology, pharmacokinetics, clinical trials or manufacturing steps to be taken by SCHERING, covered under SCHERING'S PLA (hereinafter referred to as "SCHERING Information"). Know-How as defined in this subparagraph (a) is divided into the three categories described below, and the two subcategories described in Articles 4.1 and 4.2 hereof.

      (b) "ENZON Existing Know-How" shall mean all Know-How owned or controlled by ENZON or its Affiliates on or before April 3, 1990.


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      (c)   "SCHERING Existing Know-How" shall mean all Know-How owned or controlled by SCHERING or its Affiliates on or before April 3, 1990.

      (d) "Development Know-How" shall mean all Know-How developed by or on behalf of either or both parties and/or their Affiliates under this Agreement.

1.9 "IND" shall mean an Investigational New Drug Application or its foreign equivalent, as required to be filed with the FDA.

1.10 "Net Sales" shall mean the proceeds actually received from sales of Agreement Product in any country in the Territory by SCHERING or any of its Affiliates or sublicensees to independent third party customers in bona fide, arm's-length transactions, less:

      (a) actual allowances for returns, damages or otherwise, and discounts, rebates and allowances to customers, including cash, credit or free goods allowances; and

      (b) freight or other transportation charges, including insurance, actually allowed or paid on account of the delivery of Agreement Product to purchasers thereof; and


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      (c)   taxes (except income taxes) or duties paid, absorbed or otherwise imposed on the sale, including, without limitation, value added taxes.

1.11 "Patent Rights" shall mean: (a) all claims of any patent applications and issued patents arising under this Agreement; and (b) any and all reissues, extensions (or other governmental actions which provide exclusive rights to the patent holder in the patented subject matter beyond the original patent expiration date), substitutions, confirmations, registrations, revalidations, additions, continuations, continuations-in-part or divisions of or to any of the foregoing which are hereafter granted in the Territory. For purposes of this Agreement, Patent Rights shall not include: (1) any patentable invention related to the SCHERING Information, or (2) any patentable invention which SCHERING can clearly demonstrate was invented or developed by SCHERING or its Affiliates, without the aid, application or use of any ENZON Know-How (as hereinafter defined) or the participation of any SCHERING employee or consultant who has knowledge of the contents of the ENZON Know-How ("SCHERING Independent Patent Rights"). The parties shall list Patent Rights as they arise in Schedule C hereto, which shall be updated by the parties periodically to reflect changes in the status of the Patent Rights.


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1.12 "PLA" shall mean a Product License Application, or its foreign equivalent, as required to be filed with the FDA to obtain approval to sell the Agreement Product.

1.13 "Territory" shall mean all countries of the world.

1.14 "Valid Claim" shall mean any claim contained in any pending patent application or issued patent included within the Patent Rights, which has not been abandoned or declared invalid in a non-appealable order, as the case may be, and which would be infringed by the manufacture, use or sale of Agreement Product in the absence of the licenses granted hereunder.

Article 2 - Development Program

2.1 The parties have agreed upon, and set forth in Schedules A-2 and A-3 hereof, specifications and criteria for Bulk Concentrate and Agreement Product.

2.2 The parties have executed a Letter of Agreement dated April 3, 1990, wherein ENZON agreed, inter alia, to provide SCHERING with a *** sample batch and a *** production batch of Agreement Product in exchange for certain payments.

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

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2.3 The parties have agreed upon, and set forth in Schedule B hereto, a
Development Program for Agreement Product. ENZON and SCHERING shall use diligent efforts to carry out their designated responsibilities under the Development Program in a timely fashion, except in those cases where a party has obtained the prior written approval of the other to modify a portion of the Development Program. The Development Program shall be reviewed from time-to-time as shall be agreed by the parties hereto, and the terms thereof may only be changed as mutually agreed in writing by the parties hereto or as suggested by the FDA (with SCHERING's concurrence), or as ordered by the FDA. ENZON's obligations under the Development Program are subject to its receipt of Agreement Substance from SCHERING in a timely manner.

2.4 All trials for Agreement Product specified in the Development Program, including any toxicological, pre-clinical or clinical trials that may be required for drug registrations and approvals in the Territory, shall be the responsibility of SCHERING. SCHERING shall use diligent efforts to obtain such approvals and shall bear all costs of such trials; provided, however, that the manufacture and supply of Agreement Product used in the trials referenced in the Development Program shall be the responsibility of ENZON, but at SCHERING's sole cost and expense, as set forth in Article 3.1 hereof, and subject to the provisions of Article 2.8 and the other provisions of Article 3 hereof.


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2.5 Except as expressly provided otherwise herein, ENZON shall be solely responsible for all direct and indirect costs and expenses of its employees, agents, consultants, or subcontractors and for materials, plant and equipment which ENZON employs or utilizes in carrying out its designated responsibilities under the Development Program or in manufacturing Agreement Product for any purpose hereunder.

2.6 The parties hereto shall keep each other informed of their progress with respect to their respective responsibilities under the Development Program by means of a quarterly written summary report in a form to be agreed upon by the parties hereto. In addition, SCHERING will have access to ENZON's facilities to observe progress of the Development Program, to the extent reasonably necessary to successfully complete the Development Program, upon reasonable advance notice. Each party hereto shall provide the other party with copies of all Know-How in such other party's possession reasonably required in order to enable SCHERING to obtain FDA Approval, including, without limitation, the obligations of Article 2 hereof. Whenever reasonably feasible, such copies may be given directly to the FDA rather than to the other party when in connection with obtaining the FDA approval. ENZON shall, at SCHERING's reasonable request, take all reasonable steps necessary to allow SCHERING to reference ENZON's Drug Master File for Agreement Product; provided, however, that SCHERING shall not have the right to have access to, view or have copies of


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ENZON's Drug Master File for Agreement Product. The right of reference and to receive Know-How provided in this Article 2.6 shall not entitle SCHERING to use or receive ENZON's Know-How for manufacturing the Agreement Product, except as expressly permitted hereunder.

2.7 ENZON and SCHERING shall each designate one (1) senior development employee as technical liaison to handle all technical matters and communications relating to the Development Program.

2.8 SCHERING has provided ENZON with certain Know-How relating to the Agreement Substance and shall provide ENZON with any additional Know-How in SCHERING's possession as SCHERING and ENZON shall reasonably agree is required in connection with ENZON's obligations under the Development Program.

2.9 SCHERING shall supply to ENZON in a timely fashion, at no cost, quantities of Agreement Substance necessary to make the Agreement Product called for in the Development Program and to manufacture Agreement Product as required under
Article 2.4 hereof. ENZON agrees to advise SCHERING, at least sixty (60) days in advance of the requested delivery thereof, of its requirements for the Agreement Substance.

2.10 SCHERING shall use its best efforts (comparable to efforts it uses with other products of similar status) to file the


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foreign equivalent of a Product License Application for Agreement Product in at
least three (3) of the following countries: France, West Germany, Italy, Spain, United Kingdom, Japan and Canada, within twelve (12) months after the submission of the initial PLA in the United States of America for Agreement Product, and similarly file in the remaining countries set forth in this Article 2.10 within twenty-four (24) months after such submission.

2.11 ENZON shall deliver to SCHERING in a timely fashion sufficient Agreement Product for SCHERING to carry out the activities contemplated by Article 2.4 hereof.

2.12 ***

2.13 During the term of this Agreement, anything to the contrary contained herein notwithstanding, ENZON shall not develop any product containing PEG and alpha interferon for itself or with or for any third party, nor shall it enter into discussions or negotiations with any such third party concerning any product containing PEG and alpha interferon.

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

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Article 3 - Manufacture of Commercial Quantities of Agreement Product; Know-How
Transfer

3.1 SCHERING shall notify ENZON, no later than the date of the first PLA filing, that it intends to introduce Agreement Product into commerce. Upon such notification, ENZON shall commence preparing to supply commercial quantities of Agreement Product to SCHERING under a supply agreement (the "Supply Agreement") executed by the parties concurrently with this Agreement and attached hereto as Schedule E. SCHERING shall pay ENZON for Agreement Product to be supplied to SCHERING for the Development Program and for commercial sales at the price established pursuant to the terms of the Supply Agreement.

3.2 The provisions of Article 14 (Force Majeure) of this Agreement and Article XIV (Force Majeure) of the Supply Agreement notwithstanding:

      (a) The parties recognize the importance of an uninterrupted supply of commercial quantities of Agreement Product to SCHERING under the terms and conditions of the Supply Agreement. As soon as it shall become apparent to ENZON that circumstances resulting in any failure or delay in delivery hereunder, beyond the time period for timely delivery set forth in Article III.D. of the Supply


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            Agreement, will continue for more than sixty (60) days, ENZON shall promptly notify SCHERING, in writing, of that fact and shall consult with SCHERING as to the best practical method for assuring SCHERING a source of supply of Agreement Product during the continuance of such circumstances. Provided such failure or delay is not caused by SCHERING's failure to deliver Agreement Substance in a timely manner to ENZON or otherwise by SCHERING's breach of this Agreement, ENZON shall provide SCHERING with all reasonable technical and other assistance in this regard ("Manufacturing Assistance") including disclosure of only such Know-How as may be reasonably necessary (as set forth in the PLA for Agreement Product) for manufacturing or quality control of Agreement Product. Manufacturing Assistance shall include, without limitation: (1) designation by ENZON of a third-party manufacturer acceptable to SCHERING, or (2) assisting SCHERING or any of its Affiliates to manufacture its own requirements of Agreement Product; such assistance by ENZON shall continue only for so long as such circumstances continue. The decision as to whether SCHERING or any of its Affiliates, or a third party source, shall be designated to supply Agreement Product during the


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            time ENZON cannot do so directly, shall be made jointly by the parties, taking into account the best interest of both the parties, including factors such as (without limitation) cost, time required to initiate production of commercial quantities, protection of intellectual property rights, avoiding benefitting competitors, regulatory requirements, quality control, etc.

      (b) (1) ENZON shall be required to allow any manufacturing program for Agreement Product initiated under this Article 3.2 to continue after ENZON regains its ability to supply Agreement Product to SCHERING hereunder only for so long as may be reasonably necessary for SCHERING and/or any of its Affiliates to fully amortize any incremental capital expenses it may have reasonably incurred under such manufacturing program, using generally accepted accounting principles normally used by SCHERING in keeping its own books and records. Third-party sources designated by ENZON shall be acceptable in view of the then-current health regulations.

            (2) If the failure or delay first mentioned in Article 3.2(a) above is the fault of ENZON and


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            within its control, any additional cost of Agreement Product under such manufacturing program, whether performed by SCHERING or any of its Affiliates or any such third-party source, over the cost agreed to by SCHERING in the Supply Agreement, will be borne by ENZON; provided ENZON was afforded the opportunity to mitigate or reduce such cost prior to it being incurred by SCHERING and/or any of its Affiliates.

      (c)   ENZON shall have the option, in its sole discretion, to delete
            Article 3.2 from this Agreement. If ENZON exercises this option and so advises SCHERING in writing (the "Option Notice") as far in advance as possible, taking into account the current inventory of Agreement Product and the time required for SCHERING to arrange for another source of Agreement Product, but in no case less than nine
            (9) months (or such shorter period as may be mutually agreed upon by the parties hereto) in advance of the effective date of the Option Notice, then Article 3.2 shall be deleted and have no further effect, as of the effective date of the Option Notice; provided, however, that ENZON's obligation to provide Manufacturing Assistance to SCHERING and the provisions of Article 3.2(c)(1) through (4)


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            inclusive shall survive such deletion and continue until SCHERING shall reasonably be capable of manufacturing Agreement Product (in the manner set forth in the PLA for Agreement Product). In such case, as of the effective date of such notice: (1) ENZON shall have no right or obligation to thereafter supply Agreement Product to SCHERING under this Agreement or the Supply Agreement, (2) ENZON shall grant to SCHERING a paid-up license in the Territory, at no additional cost to SCHERING, for the term of this Agreement, of all Know-How necessary (as set forth in the PLA for Agreement Product) and Patent Rights for manufacturing Agreement Product, (3) SCHERING will have no further obligations to purchase Agreement Product from ENZON, and (4) SCHERING shall waive and give up any right or claim to damages or recoupment of expenses or costs which are based on ENZON's failure or delay in supplying Agreement Product and which arose under this Article 3.2; provided, however, ENZON shall continue to be responsible, as set forth in 3.2(b)(1), for any additional cost of Agreement Product manufactured during the nine
            (9) month period between the date the Option Notice is given and the effective date of the Option Notice. In any event, SCHERING shall be required to pay ENZON


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            royalties on Net Sales under Article 7 hereof in connection with all
            Agreement Product manufactured under this Agreement.

Article 4 - Ownership of Intellectual Property; Exclusive Licenses

4.1 ENZON shall own the entire right, title and interest in and to the Development Know-How related to Agreement Product and/or PEG, whether created by SCHERING, by ENZON or jointly by the parties ("ENZON Development Know-How").

4.2 SCHERING shall own the entire right, title and interest in and to the Development Know-How covering and related to Agreement Substance, whether created by SCHERING, by ENZON or jointly by the parties ("SCHERING Development Know-How").

4.3 ENZON shall own the entire right, title and interest in and to all Patent Rights related to Agreement Product and/or PEG, whether invented by SCHERING, by ENZON, or jointly by the parties hereto ("ENZON Patent Rights").

4.4 SCHERING shall own the entire right, title and interest in and to all Patent Rights related to Agreement Substance, whether invented by ENZON, by SCHERING, or jointly by the parties hereto (the "SCHERING Patent Rights").


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4.5 For all other Development Know-How and Patent Rights, the party that invented or created same shall own the entire right, title and interest therein, if the other party is not a joint inventor or creator thereof. If the parties jointly invented or created same, they shall be joint owners thereof.

4.6 SCHERING shall own all right, title and interest in and to all SCHERING Information.

4.7 Subject to the other terms of this Agreement, ENZON hereby grants to SCHERING and SCHERING hereby accepts, exclusive licenses, exclusive even as to ENZON, under the ENZON Patent Rights the ENZON Existing Know-How and the ENZON Development Know-How, during the term of this Agreement: (1) to use and sell Agreement Product in the Territory, with the right to sub1icense SCHERING's Affiliates or third parties and (2) to make and have made Agreement Product, with the right to sublicense SCHERING's affiliates, under the conditions stated in Article 3.2 hereof.

4.8 Subject to the other terms of this Agreement and for the sole purpose of ENZON's development and manufacture of Agreement Product for SCHERING, SCHERING hereby grants ENZON the right, under the SCHERING Information, the SCHERING Patent Rights, the SCHERING Existing Know-How, the SCHERING Development Know-How, and the RC License (as hereinafter defined) during the term of this Agreement, to use Agreement Substance in the development and manufacture of


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Agreement Product and to manufacture Agreement Product, except under the condition referred to in Article 3.2(a)(2) hereof.

4.9 Upon expiration of this Agreement as provided in Article 9.1 hereof, either in its entirety or with respect to any country in the Territory, ENZON shall disclose to SCHERING and SCHERING and its Affiliates may use, either in the Territory or in any such country, without any further payment, for any purpose whatsoever related to Agreement Product (but not for any other purpose or other product), all ENZON Patent Rights, ENZON Existing Know-How, and ENZON Development Know-How.

4.10 No license or right of any sort shall arise under this Agreement, whether by implication or estoppel, with respect to U.S. Patent 4,179,337 and its foreign counterparts, nor to any patent or patent right with respect to Agreement Substance, except as specifically set forth herein.

Article 5 - Patent Rights

5.1 With respect to Patent Rights, it is agreed:

            5.1.1 ENZON shall diligently prosecute, maintain and defend all patent applications and issued patents included within the ENZON Patent Rights. All costs for patent filing, prosecution, and maintenance of such


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            Patent Rights shall be borne by ENZON. If ENZON chooses not to defend such Patent Rights in any country against any third party, then SCHERING may defend such Patent Rights in such country with respect to such third party, at SCHERING's sole cost, and SCHERING will retain for its own benefit any judgment therefrom. If such defense is successful, SCHERING may thereafter deduct its reasonable expenses (including attorney's fees) related to such defense (net of any judgment monies received by SCHERING) from future royalties due in such country under Article 7 hereof.

            5.1.2 ENZON shall notify SCHERING immediately (i) whenever it files a patent application related to the ENZON Patent Rights in any country; and (2) whenever it is considering discontinuance of the prosecution or maintenance of such a patent application. If ENZON shall fail to file a patent application related to the ENZON Patent Rights in any country it shall so notify SCHERING immediately in writing, and if ENZON does not initiate the filing process within ninety (90) days after written request to do so from SCHERING, or if ENZON does not continue prosecution or maintenance of such a patent application related to the ENZON Patent Rights which it has initiated pursuant to Article 5.1.2 above within ninety (90) days after written notice from SCHERING,


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            SCHERING shall have the option to file or continue prosecution in its own name and at SCHERING's cost. In either such case ENZON shall do all acts necessary to assign and vest title to and transfer control of such patent application in that country in a timely fashion to SCHERING for no additional consideration.

            5.1.3 Each party hereto shall notify the other party hereto of its knowledge of any infringement of the Patent Rights within sixty (60) days after becoming aware of such infringement.

            5.1.4 With respect to SCHERING Independent Patent Rights, it is agreed that SCHERING shall, no later than the date of filing of the first patent application for any patentable invention included in the SCHERING Independent Patent Rights, provide to ENZON on a non-confidential basis a statement of the subject matter of such patent application, using good-faith efforts to make such statement as complete as possible without divulging any confidential or proprietary information, it being understood that SCHERING shall not be required to divulge any confidential or proprietary information in such statement. Thereafter, ENZON may request, and SCHERING shall provide, within twenty (20) days after ENZON's request, (under appropriate conditions of confidentiality


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


            imposing restrictions on ENZON similar to those SCHERING requires for its other confidential information) a copy of the contents of such patent application.

Article 6 - Payments

6.1 Subject to the terms of this Agreement, SCHERING agrees to make the following payments to ENZON in U.S. Dollars as indicated:

      (a)   One hundred and fifty thousand dollars ($150,000) within fifteen
            (15) days after the date of execution by the last of the parties to sign this Agreement.

      (b) Four hundred fifty thousand dollars ($450,000) within fifteen (15) days after SCHERING's filing of the first IND in the United States of America for Agreement Product.

      (c) Two million five hundred thousand dollars ($2,500,000) within fifteen (15) days after confirmation of SCHERING's successful completion ("Successful Completion") of the initial clinical trial demonstrating that Agreement Product meets the criteria set forth in Schedule D attached hereto (Criteria for Efficacy in Pilot Study).


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      (d)   One million dollars ($1,000,000) within fifteen (15) days after
            SCHERING's submission of the first PLA for Agreement Product in the United States of America.

      (e) Two million dollars ($2,000,000) within fifteen (15) days after receipt of the first FDA Approval to occur in the United States of America.

      (f) None of the foregoing payments shall be payable to ENZON more than once under any circumstance.

6.2 If, upon completion of the clinical trial described in Article 6.1(c) hereof, Agreement Product does not meet the applicable criteria set forth in Schedule D, and SCHERING decides at that time to terminate this Agreement as permitted by Article 9.2(b) hereof, ENZON shall promptly refund *** to SCHERING.

Article 7  - Royalty Terms

7.1 Subject to Article 7.2 below, SCHERING shall pay or cause to be paid royalties to ENZON on Net Sales as follows:

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.


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      (a)   For as long as SCHERING pays a royalty, under the license agreement dated December 3, 1987, between SCHERING and Research Corporation, in connection with SCHERING's sale of an Agreement Product in any country in the Territory, SCHERING shall pay ENZON a royalty in such country of *** SCHERING shall provide to ENZON reasonable evidence of such payments to Research Corporation at ENZON's request.

      (b) In each calendar year during the term of this Agreement, in connection with SCHERING's sales of Agreement Product which do not require payment of a royalty under Article 7.1(a) above, if Competition, as defined in Article 7.1(d) below, exists in any such country, SCHERING shall pay ENZON a royalty *** for so long as the sum of Net Sales in all countries in the Territory during such calendar year *** and *** after the sum of Net Sales in all countries in the Territory during such calendar year ***

      (c) In each calendar year during the term of this Agreement, in connection with SCHERING's sales of

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.


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            Agreement Product which do not require payment of a royalty under
            Article 7.1(a) above, if Competition does not exist in any such country, SCHERING shall pay ENZON a royalty of *** for so long as the sum of Net Sales in all countries in the Territory during such calendar year does not ***, and *** after the sum of Net Sales in all countries in the Territory during such calendar year ***

      (d) For purposes of this Article 7, "Competition" shall mean sales by a party or parties, other than SCHERING, its Affiliates, licensees, distributors or agents, in any country of the Territory, of a competitive product which contains alpha interferon (as a significant active ingredient) coupled with PEG to produce a longer-lasting product, ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.


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            or countries, there exists no effective patent or know-how protection) and: (1) the sales of such competitive product made by any one party equal *** or, (2) the sales of such competitive product by two or more parties equal, with respect to each such party, *** but, considering the sales of such competitive product made by all such parties in the aggregate, equal ***


7.2 If SCHERING shall hereafter be required, in respect of its sale of Agreement Product, to pay royalties (hereinafter "Third-Party Royalties") to any third party whose patents may be infringed by such sales, SCHERING, in order to reimburse itself for any such Third-Party Royalties, may deduct from royalties due ENZON hereunder the net amount of any such Third-Party Royalties paid, but in no event shall royalty due ENZON for any calendar quarter with respect to Agreement Product be thereby reduced by reason of the provisions of this Article
7.2 to less than one-half of the royalty which would otherwise be due under the other provisions of this Article 7. This Article 7.2 shall only apply if such infringement is based on PEG coupled with Agreement Substance, and shall not apply or be effective in connection with an infringement

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.


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related to Agreement Substance alone. ***

Article 8 - Royalty Payment Terms

8.1 Royalties payable hereunder with respect to Net Sales shall be paid quarterly within sixty (60) days after the close of the calendar quarter during which proceeds from such Net Sales were received. All royalty payments shall be accompanied by SCHERING's statement of Net Sales, together with SCHERING's royalty calculations.

8.2 Royalties shall be payable in and remitted in United States dollars, by SCHERING or its appropriate Affiliate. If Net Sales are invoiced in other than U.S. dollars, such Net Sales shall be converted to U.S. dollars in accordance with generally accepted accounting principles (as employed by SCHERING in translating its published financial results for SEC reporting purposes) at the closing rates of exchange in effect on the last SCHERING business day of the month prior to the month in which the invoice was issued. If, due to restrictions or prohibitions imposed by national or international authority, SCHERING is unable to make the conversions as aforesaid or SCHERING or SCHERING's affiliates are

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

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


unable to make any such royalty payment, the parties shall consult with a view to finding a prompt and acceptable solution and SCHERING will, from time to time, deal with such monies as ENZON may lawfully direct. The parties shall use diligent efforts to cause such royalties to be paid, without reduction, and in any event SCHERING's ultimate obligation for such payments shall not be eliminated.

8.3 If the royalties set forth herein are higher than the maximum royalties permitted by the law or regulations in any country in the Territory, the royalty payable for sales in such country shall be equal to the maximum permitted royalty under such law or regulations. In such case, the parties shall take whatever actions are legally permissible to pay the entire amount of such royalty above the permitted amount to ENZON, such as by an increase in the period of time during which royalties shall be paid by SCHERING hereunder.

8.4 If any taxes, withholding or otherwise, are levied by any taxing authority in connection with accrual or payment of any royalties payable under this Agreement, SCHERING or its Affiliate shall have the right to pay such taxes to the local tax authorities on behalf of ENZON and the payment to ENZON of the net amount due after reduction by the amount of such taxes, together with evidence of payment of such taxes, shall fully satisfy SCHERING's royalty


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


obligations under this Agreement. SCHERING shall give ENZON reasonable notice of any such payment.

8.5 Royalties shall be due hereunder and calculated only on the final sale of Agreement Product by SCHERING or any SCHERING Affiliate or SCHERING sublicensee to independent third parties in arm's-length transactions. No multiple royalties shall be payable upon account of the sale of Agreement Product, regardless of whether more than one patent exists within the Patent Rights in any country or countries in the Territory.

8.6 SCHERING shall keep complete and adequate records with respect to the sale of Agreement Product and royalties payable hereunder. ENZON shall have the right to have such records of SCHERING inspected and examined, at ENZON's expense, for the purpose of determining correctness of royalty payments made hereunder. Such inspection and examination shall be made by an independent certified public accountant to whom SCHERING shall have no reasonable objection. Such accountant shall not disclose to ENZON any information other than that necessary to verify the accuracy of reports and payments made pursuant to this Agreement. It is understood that such examination with respect to any quarterly accounting period hereunder shall take place not later than two (2) years following the expiration of the said period. No more than one examination per year shall take place.


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8.7 If, in order to facilitate direct royalty payments by a SCHERING Affiliate, it is desirable that a separate license agreement be entered into between ENZON and such Affiliate, ENZON agrees to grant such license directly to such Affiliate by means of an agreement which shall be consistent with the provisions of this Agreement.

Article 9 - Term and Termination

9.1 This Agreement shall be made effective on the date first written above and shall continue in effect, unless terminated earlier as expressly provided herein, for a term which shall expire, on a country-by-country basis, upon the longer of (a) the life in each such country of the last to expire of the ENZON Patent Rights for which a Valid Claim exists, including any patent extension (or any other governmental action which has the effect of extending the period of market exclusivity of the patent owner) which is permitted by law and obtained, or (b) fifteen (15) years from the date on which Agreement Product is first approved for commercial marketing in each such country ("Term").

9.2 SCHERING shall have the right to terminate this Agreement at any time, either in its entirety or on a country-by-country basis:


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      (a)   after sixty (60) days' written notice to ENZON, if ENZON has not cured the cause of such right to terminate if based upon this
            Article 9.2(a), if the Agreement Product resulting from the Development Program shall fail to meet the specifications and criteria set forth in Schedule A-3;

      (b) after the completion of the clinical trial set forth in Article 6.1(c) hereof; provided, however, that if Successful Completion, as defined in Article 6.1(c) hereof shall have taken place, SCHERING's right to terminate under this Article 9.2(b) shall be contingent upon SCHERING's having made the payment set forth in Article 6.1(C) hereof.

In the event of any termination by SCHERING hereunder, SCHERING shall be required to make only those payments hereunder which have accrued and are due and owing prior to the effective date of such termination.

9.3 Upon the failure of either party hereto to comply with any of its respective material obligations contained herein, the other party shall be entitled, without prejudice to any other rights conferred on it herein, to terminate this Agreement upon not less than sixty (60) days notice of such default given to the


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


defaulting party, provided that the party in defau1t has failed to cure such default within such sixty (60) day period.

9.4 If either party hereto shall become insolvent or shall make an assignment for the benefit of creditors, or proceedings in voluntary or involuntary bankruptcy shall be instituted in behalf of or against such party, or a receiver or trustee of such party's property shall be appointed, the other party hereto may, without other action or notice, forthwith terminate this Agreement.

9.5 Except as otherwise provided herein, in the event of termination under Articles 9.2, 9.3 or 9.4, each party shall return to the other party, and no longer use for any reason or purpose, all the Know-How belonging solely to the other party.

Article 10 - Representations and Warranties; Indemnification

10.1 ENZON hereby represents and warrants that it has sole, full and complete right, title and interest in all Patent Rights and ENZON Existing Know-How. ENZON further represents and warrants that, to the best of its knowledge as of the effective date of this Agreement, the manufacture, use or sale of Agreement Product by ENZON will not infringe any third party's patent rights related to Agreement Product or PEG. ENZON shall fully indemnify, defend and hold SCHERING harmless for all direct damages and expenses, including reasonable attorney's fees, (but not for consequential


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damages such as lost or reduced profits, royalties, or similar items) which may be incurred by SCHERING for any breach of the warranties contained in this
Article 10.1, but not if such infringement is related to the Agreement
Substance.

10.2 Each party hereto represents and warrants that it has the right to enter into this Agreement and has no obligation, or knows of no obstacle, which would prevent either party from carrying out its obligations and responsibilities thereunder, including manufacture, commercialization and/or sale of Agreement Product on a world-wide basis.

10.3 SCHERING represents and warrants that the use by ENZON of Agreement Substance supplied by Schering to ENZON only in connection with ENZON's activities under this Agreement and the Supply Agreement will not infringe the patent rights and/or know-how rights of any third party with respect to Agreement Substance. SCHERING further represents and warrants that, to the best of its knowledge as of the effective date of this Agreement, it has: (a) the right to make, have made, use and sell: (1) alpha interferon, and (2) under a license agreement with Research Corporation dated December 3, 1987, in connection with U.S. Patent 4,179,337 and its foreign counterparts (the "RC License"), products combining PEG and alpha interferon; and (b) the right to make the grants to ENZON contained in Article 4.8 hereof. SCHERING shall fully indemnify, defend and hold ENZON harmless for all direct damages and expenses,


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


including reasonable attorney's fees, (but not for consequential damages such as lost or reduced profits, royalties, or similar items) which may be incurred by ENZON for any breach of the warranties contained in this Article 10.3.

10.4 SCHERING shall indemnify, defend and hold ENZON harmless from and against any and all claims, including reasonable attorney's fees, for loss, damages, or injury to persons or property by whomsoever raised, arising out of SCHERING's negligence in manufacturing, marketing, distribution and sale of Agreement Substance or Agreement Product.

10.5 In addition to the warranty set forth in Article 10.1 above, ENZON shall indemnify, defend and hold SCHERING harmless from and against any and all claims, including reasonable attorney's fees, for loss, damages, or injury to persons or property by whomsoever raised, arising out of ENZON's negligence in the development, testing or manufacture of Agreement Substance or Agreement Product.

10.6 The coverage of Articles 10.4 and 10.5 above shall not be deemed to extend to the infringement of any patent right.

10.7  (a)   ENZON shall provide to SCHERING, no later than thirty (30) days after the date first written above, a certificate of insurance evidencing liability


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            insurance, including products liability and contractual liability insurance, covering ENZON's obligations under this Agreement, and satisfactory to SCHERING, in the amount of one million dollars ($1,000,000). Such insurance shall be kept valid and in full force by ENZON until the initiation of Phase III clinical trials of Agreement Product by SCHERING hereunder, and ENZON shall provide SCHERING with certificates of renewal or re-issuance as they become available.

      (b) ENZON shall provide to SCHERING, no later than thirty (30) days after the initiation of Phase III clinical trials of Agreement Product by SCHERING hereunder, a certificate of insurance evidencing liability insurance, including products liability and contractual liability insurance, covering ENZON's obligations under this Agreement, and satisfactory to SCHERING, in the amount of five million dollars ($5,000,000), hereinafter the "Face Amount". Such insurance shall be kept valid and in full force by ENZON during the term of this Agreement, and ENZON shall provide SCHERING with certificates of renewal or re-issuance as they become available; provided, however, that during any period in which the cost to ENZON of the insurance

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            required under this Article 10.7(b) reasonably shall be greater than one hundred fifty percent (150%) of the adjusted cost ("Adjusted Cost") to ENZON of such insurance during the first full year such insurance was in effect, the Face Amount shall be reduced to an amount which ENZON reasonably can purchase for a sum equal to one hundred fifty percent (150%) of the Adjusted Cost. The Adjusted Cost in each year shall be determined by applying to the prior year's Adjusted Cost (or for the second year such insurance shall be in effect, the prior year's actual cost) the percentage increase or decrease in the U.S. gross national product shown in the final annual Implicit Price Deflator for Gross National Product table produced for the prior calendar year by the Bureau of Economic Analysis of the U.S. Department of Commerce (or any successor agency thereof).

      (c) Failure to demonstrate such proof of valid, in-force, insurance coverage, or failure to maintain such coverage, shall be grounds for immediate termination of this Agreement by SCHERING.

10.8 The aforesaid obligations of the indemnifying party shall be subject to the indemnified party fulfilling the following obligations:


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      (a)   The indemnified party shall bring any claim, action, damage, expense, etc. to the attention of the indemnifying party as soon as reasonably possible;

      (b) The indemnified party shall fully cooperate with the indemnifying party in the defense of any claims, actions, etc., which defense shall be controlled by the indemnifying party (provided, however, that the indemnified party shall be entitled to counsel at its own expense) ;

      (c) The indemnified party shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the indemnifying party, which such party shall not be required to give.

Article 11 - Confidentiality

11.1 Both ENZON and SCHERING recognize that Know-How disclosed by each party to each other, including ENZON Existing Know-How, ENZON Development Know-How, SCHERING Existing Know-How, SCHERING Development Know-How, and any jointly-owned Development Know-How, is of proprietary value to and is to be considered highly confidential and shall be treated by the parties during the term of this


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Agreement (or any extension thereof) and for a period of five (5) years after the expiration or any termination thereof in the following manner:

      (a) SCHERING agrees to keep confidential and not to disclose to others, without the express written permission of ENZON, ENZON Existing Know-How, ENZON Development Know-How, and any jointly-owned Development Know-How.

      (b) ENZON agrees to keep confidential and not to disclose to others, without the express written permission of SCHERING, SCHERING Existing Know-How, SCHERING Development Know-How, and any jointly-owned Development Know-How.

11.2 Neither party shall be prevented from disclosing any Know-How which:

      (a) can be demonstrated by written records to have been known to the recipient at the time of receipt, or

      (b) was subsequently otherwise legally acquired by such party from a third party having an independent right to disclose the Confidential Information, or


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      (c)   which was at the time of disclosure, is now or later becomes publicly known without breach of this Agreement by either party, or

      (d) which is required to be disclosed by law, regulation, or act of any governmental agency.


11.3 Anything to the contrary in Article 11.1. above notwithstanding, SCHERING and its Affiliates shall be permitted to disclose Know-How to:

      (a) regulatory agencies in support of applications to market Agreement Product;

      (b) clinicians or others in connection with research related to such applications, or to the preparation or filing of such applications, provided, however, that SCHERING shall use diligent efforts to secure signed confidentiality agreements prior to any disclosure under this Article 11.3(b); and

      (c) distributors as reasonably necessary for purposes of obtaining approval to market Agreement Product or to market or promote Agreement Product, provided, however, that SCHERING shall use diligent efforts to


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            secure signed confidentiality agreements prior to any disclosure under this Article 11.3(c).

11.4 Upon the expiration or any termination of (but not during) this Agreement except termination for cause by SCHERING under the terms of Articles 9.3 and 9.4 hereof), ENZON shall have the right to disclose to potential licensees, under appropriate confidentiality restrictions similar to those ENZON normally uses for the disclosure of its own valuable proprietary information, summaries of the SCHERING Information (but not the underlying data or the tests or analyses themselves). These disclosures, however, may not contain any proprietary information pertaining to Agreement Substance.

11.5 During the term of this Agreement, SCHERING and its Affiliates may use ENZON Patent Rights, ENZON Existing Know-How, and ENZON Development Know-How for any purpose whatsoever related to Agreement Product (but not for any other purpose or other product) only pursuant to Article 4.7 hereof. This clause 11.5 shall not be deemed to impose any requirement for ENZON to disclose Know-How except as otherwise expressly provided in this Agreement.

Article 12 - Governing Law

This Agreement shall be governed by and interpreted in accordance with the substantive law of the State of New Jersey, without regard to its choice of law principles.


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Article 13 - Assignment or Delegation

13.1 Except as provided in Article 13.2 below, neither party may without written approval of the other:

      (a) assign this Agreement or transfer its interest or any part thereof under this Agreement to any third party, or

      (b) designate and cause any third party to perform all or part of its activities hereunder, or to have the benefit of all or part of its rights hereunder, except that ENZON may continue to have that portion of its manufacturing operation which is being performed by other parties as of the date of this Agreement continue to be so performed.

13.2 Either party hereto may assign this Agreement, without the other party's consent, to a third party in a transaction in which all the assets of the assigning party relating to Agreement Product are sold or assigned; provided such third party was not selling a product competitive to the Agreement prior to such assignment.

In the event of any such permitted assignment, transfer or designation, the assignee, transferee or designee shall assume and be bound by the provisions of this Agreement.


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Article 14 - Force Majeure

14.1 Except as otherwise provided in Article 3.2 hereof, neither party hereto shall be liable in damages for, nor shall this Agreement be terminable or cancellable by reason of, any delay or default in such party's performance hereunder if such default or delay is caused by events beyond such party's reasonable control, including, but not limited to, acts of God, regulation or law or other action or failure to act of any government or agency thereof (including, without limitation, any action or inaction of the FDA), war or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or storm, labor disturbances, epidemic, or failure of suppliers (including each of SCHERING and ENZON with respect to their obligation to supply the other), public utilities or common carriers; provided however, that the party seeking relief hereunder shall immediately notify the other party of such cause(s) beyond such party's reasonable control.

14.2 Each party shall endeavor to resume its performance hereunder as quickly as possible if such performance is delayed or interrupted as set forth in Article
14.1 above.

Article 15 - Independent Contractor; Publicity

15.1 It is understood that both parties hereto are independent contractors and engage in the operation of their own respective


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businesses and neither party hereto is to be considered the agent of the other party for any purpose whatsoever. Each party shall be fully responsible for its own employees and consultants, and the employees of one party shall not be deemed to be employees of the other party for any purpose whatsoever.

15.2 Both parties agree not to use or refer to, without the other party's written permission, which shall not be unreasonably withheld, the other's name or agreements with the other party, or the terms of this Agreement, in any public statement, whether oral or written, including, but not limited to, communications with the media, or prospectuses; provided, however, that either party may, without the consent of the other party, make whatsoever disclosure is required by law, and particularly by the Securities and Exchange Act of 1934, as amended, the regulations promulgated thereunder, and any applicable NASDAQ rule. The parties agree that the press release attached hereto as Schedule F may be made public.

15.3 Except as allowed under Article 15.2 above, ENZON shall not, without the written permission of SCHERING's Vice-President, Business Development, publish or report any information related to Agreement Substance or Agreement Product, such approval shall not unreasonably be withheld, and shall be deemed to have been given unless notice in writing to the contrary has been given to ENZON within sixty (60) days from receipt by SCHERING of a request to approve such publication or report.


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Article 16 - No Inconsistent Obligations

Each party hereto represents and warrants that it has no obligations or commitments inconsistent with this Agreement and that it knows of no reason the Development Program may not proceed as set forth in Schedule B hereto.

Article 17 - Severability; Survival

      (a) Should any part of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provision shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such invalid or unenforceable part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

      (b) The terms of this Agreement which by their intent or meaning have validity beyond the term of this Agreement shall survive the termination or expiration of this Agreement.


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Article 18 - Captions

18.1 The captions of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

18.2 Schedules A-1, A-2, A-3, B, C, D, E and F are attached to and made a part of this Agreement.

Article 19 - Waiver

The failure of either party at any time to times or enforce or require performance of any provision of this Agreement shall in no way operate as a waiver or affect the right of such party at a later time to enforce the same. No waiver by either party of any condition or the breach of any term or agreement contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or shall be construed as a further or continuing waiver of any such condition or breach, or a waiver of any other condition or of any other breach of any other term contained in this Agreement.

Article 20 - Notice

Any notice, payment, report or other correspondence (hereinafter collectively referred to as "Correspondence") required or permitted to be given hereunder shall be sent by certified mail, by telefax


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or delivered by hand to the party to whom such Correspondence is required or permitted to be given hereunder. Any such Correspondence shall be deemed to be received upon receipt as evidenced by the written and dated receipt signed by the receiving party or its agent or employee, or as evidenced by telefax records.

All Correspondence to ENZON shall be addressed as follows:

                  Enzon, Inc.
                  40 Cragwood Road
                  South Plainfield, NJ 07080-2406
                  Attention: Vice President, Corporate Development with a copy to: General Counsel, Law Department

All Correspondence to SCHERING shall be addressed as follows:

                  Schering Corporation
                  2000 Galloping Hill Road
                  Kenilworth, New Jersey 07033
                  Attention: Vice President, Business Development with a copy to: Legal Director, Research and Licensing

Any entity may change the address to which correspondence to it is to be addressed by notification as provided herein.

Article 21 - Entire Agreement

This Agreement, including Schedules A through F attached hereto, and the Letter Agreement between the parties dated April 3, 1990, (the "Letter Agreement") represent the entire understanding between the parties with respect to the subject matter hereof, and supersede all other prior agreements, negotiations, understandings, representations, statements and writings between the parties relating thereto. No modification, alteration, waiver or change in


                                      -47-                           10/29/90:1
any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by each of the parties hereto. In the event of any conflict between this Agreement and the Letter Agreement, this Agreement shall control.

IN WITNESS WHEREOF, this Agreement has been executed by the parties to be effective as of the day and year first written above.

                                                        --------------
                                                        APPROVED AS TO
                                                          LEGAL FORM
                                                          [INITIALS]
                                                        --------------

ENZON, INC.                             SCHERING CORPORATION


By: /s/ Abraham                         By: /s/ Donald R.
   ---------------------------             ---------------------------------

Title: President and CEO                Title: President, Pharmaceuticals
      ------------------------               -------------------------------


                                      -48-                            10/29/90:1

                                   APPENDIX I

                 Initial Specifications for Agreement Substance

            TEST                        SPECIFICATION
            ----                        -------------

            ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

10/25/90

                                   APPENDIX II

                Additional Specifications for Agreement Substance

            TEST                                   SPECIFICATIONS
            ----                                   --------------

            ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

10/25/90

                                  SCHEDULE A-1

                     SPECIFICATIONS FOR AGREEMENT SUBSTANCE
                     (SCM 30500 Drug Substance in Solution)

                 TEST                                 SPECIFICATION
                 ----                                 -------------

                 ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

10/19/90

                                  SCHEDULE A-2

                       SPECIFICATIONS FOR BULK CONCENTRATE
                          (PEG-SCH 30500 in Solution)


               TEST                                SPECIFICATION
               ----                                -------------

               ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.


10/19/90

                                  SCHEDULE A-3

                      SPECIFICATIONS FOR AGREEMENT PRODUCT
                 (Modified PEG-Intron A Solution, 50x10^6 IU/ml.)

             TEST                                SPECIFICATION
             ----                                -------------

             ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.


10/19/90

                                   SCHEDULE B

                            SCH 30500--PEG INJECTION
                                DEVELOPMENT PLAN

                                              START/
                                            COMPLETION
              ACTIVITY                        TARGET             RESPONSIBILITY
-------------------------------------       -----------          --------------

            ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.


10/10/90

                                              START/
                                            COMPLETION
              ACTIVITY                        TARGET             RESPONSIBILITY
-------------------------------------       -----------          --------------

               ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                              START/
                                            COMPLETION
              ACTIVITY                        TARGET             RESPONSIBILITY
-------------------------------------       -----------          --------------

            ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                             PROJECTED NDA TIMELINE

                                       ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                   SCHEDULE C

                                  PATENT RIGHTS

         (To be updated by the parties as required under Article 1.11.]

                                                                      10/25/90:1

                                   SCHEDULE D

                       CRITERIA FOR DEMONSTRATING EFFICACY
                            IN A PILOT CLINICAL STUDY

                                       ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.


10/10/90

                                   SCHEDULE E

                                SUPPLY AGREEMENT

                         [omitted no longer in effect]

                                              Amendment No. 1  December 10, 1991

                                                                       FILE COPY

                              SCHERING CORPORATION           J.M.K. SEP 23 1991

                GALLOPING HILL ROAD [LOGO] KENILWORTH, N.J 07033

                                              CABLES: SCHERING KENILWORTH
                                              TELEX: 138315
                                                     138280
                                              TELEPHONE: (201) 298-4OOO

                           September 16, 1991


Enzon, Inc.
40 Cragwood Road
South Plainfield, NJ 07080-2406

ATTN: Glenn Kazo

Dear Mr. Kazo:

      Pursuant to Article 1.5 of our Development, License and Supply Agreement (the "Agreement"), dated November 14, 1990, this will confirm our agreement to amend the Development Plan, as defined in the Agreement, in accord with the attached memo from M. Zupon, dated April 29, 1991, and with the amended Schedule B to the Agreement, both of which are attached hereto.

      Please indicate your acceptance of the foregoing by signing one copy of this letter as indicated below and returning it to us for our files.

                                Very Truly yours,

                                SCHERING CORPORATION            ---------------
                                                                APPROVED AS TO
                                                                  LEGAL FORM
                                By: /s/ William J. Breiner
                                   --------------------------      [INITIALS]
                                    William J. Breiner              LAW DEPT
                                    Vice President              ----------------
                                    Business Development

Accepted and Agreed:

ENZON, INC.


By /s/ Glenn M. Kazo   Glenn M. Kazo
  ----------------------------------------

Title Vice President Corporate Development

Date 12/10/91

C/ADAG2691

cc: John Caruso, Esq. (Enzon)
    Karin Cast
    Ann Martin

[LOGO] Schering-Plough                                                     Memo

Meeting Attendees                                       Date: April 29, 1991

***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.


                                            /s/ Michael A. Zupon
                                            -----------------------------

MAZ/nf Mtg(2)
Attachment

                                 ATTACHMENT VII

                                   SCHEDULE B

***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                              Amendment No. 2  October 30, 1992

[Amendment No. 2 is no longer in effect and therefore is not included in this filing]

                                                     Amendment No. 3  March 1993

[Amendment No. 3 is no longer in effect and therefore is not included in this filing]

                                                   Amendment No. 4 June 30, 1995

[LOGO] ENZON, Inc.
       =========================================================================

June 30, 1995

Schering Corporation
2000 Galloping Hill Road
Kenilworth, New Jersey 07033

Gentlemen:

      This letter sets forth the terms and conditions under which Schering Corporation (hereinafter called "SCHERING") and Enzon, Inc. (hereinafter called "ENZON") agree to further amend their Development, License and Supply Agreement dated November 14, 1990 (hereinafter the "Agreement"). Except as stated otherwise in this letter amendment, capitalized words used herein shall have the same meaning as those defined in the Agreement. A "Stock Purchase Agreement" between the parties is effective concurrently with this letter amendment. This letter amendment is effective June 30, 1995.

      The Agreement shall be amended as follows:

Amendment 1

Under the March 2, 1993 letter amendment to the Agreement, paragraph 6, SCHERING decided to continue development of an "Optimal Formulation" and ENZON provided SCHERING with several batches of such Optimal Formulation. Additionally, SCHERING elected to similarly pursue a second "Optimal Formulation" through the filing of an IND. No additional payment is due ENZON pursuant to Article 6.1(b) of the Agreement in connection with the second Optimal Formulation and all payments required under the March 2, 1993 letter amendment to the Agreement have been made by SCHERING.

================================================================================
          40 Kingsbridge Road Piscataway, NJ 08854-3998 (908) 980-4500
                              FAX: (908) 980-5911

Amendment 2

Schedules A-1, A-2, B, C, and D, which were attached to the Agreement and part thereof on November 14, 1990, are hereby deleted and replaced by the new schedules of that same designation, which are attached to this letter amendment. Schedule A-3 is deleted and when SCHERING develops new and final specifications they will be put into the Agreement as a new Schedule A-3. Further, new Schedules G and H are attached to and made a part of this letter amendment. All references below to Schedules, and future interpretation of this letter amendment and the Agreement, shall be made with respect to these new Schedules.

Amendment 3

In Article 1.2, delete -- ENZON -- and -- are -- in the fourth line and replace them, respectively, with -- SCHERING -- and -- will be --. Add at the end of
Article 1.4, -- SCHERING may amend the specifications in Schedule A-2 after the effective date of this letter amendment if in its reasonable judgment it is necessary to do so. ENZON shall not be responsible for such specifications as amended unless it chooses to supply Bulk Concentrate pursuant to Article
3.1, --.

Amendment 4

In Article 1.5, strike the last three lines and insert -- in Schedule B hereto made by SCHERING -- .

Amendment 5

In Article 2.3, delete -- ENZON and -- in the second line and delete the last sentence in this Article. Further, insert therein

-- Neither party will unreasonably withhold consent to changes in the Development Program --.

Amendment 6

In Article 2.4, strike the last six lines and insert -- approvals and bear all costs of such trials, including the manufacture and supply of Agreement Product used in the trials referenced in the Development Program --.

Amendment 7

Delete Article 2.6 and insert the following:

      "The parties hereto shall keep each other informed of their activities hereunder and the status of the Development Program by means of a quarterly written summary report, a form to be agreed upon by such parties. ENZON shall, at SCHERING'S reasonable request, take all reasonable steps necessary to allow SCHERING to reference ENZON'S drug master file for Agreement Product, which exists as of the effective date of this letter amendment, but have no obligation to hereafter add to or modify it, except any obligation which may arise from the exercise by ENZON of it's option rights to supply SCHERING'S United States requirements for Bulk Concentrate under Article 3.1."

Amendment 8

In Article 2.8 strike the last three lines and insert -- any additional Know-How in SCHERING'S possession as SCHERING shall determine is required under the Development Program --.

Amendment 9

Delete the present Article 2.9. Insert therein -- SCHERING shall supply to ENZON in a timely fashion, at no cost, quantities of Agreement Substance necessary to make the Bulk Concentrate called for under Article 3.1.--

Amendment 10

Delete Article 2.11.

Amendment 11

***

Amendment 12

Delete Articles 3.1 and 3.2 and insert the following:

      "3.1 SCHERING shall notify ENZON when it receives FDA approval for Agreement Product no later than ten (10) days after such receipt. During the two year period after the date of such FDA approval, ENZON shall have the exclusive option, even as to SCHERING, to elect to manufacture for SCHERING and its Affiliates and their sublicensees all of their requirements for Bulk Concentrate to be sold in the U.S. during the Term of this Agreement. If ENZON elects to supply such Bulk Concentrate, ENZON shall supply, and SCHERING shall purchase, such Bulk Concentrate under the terms and conditions of the "Supply Agreement" attached as Schedule

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

      E to the Agreement. ENZON shall not have to supply, and SCHERING shall not have to accept, Bulk Concentrate before seven months have expired since the giving of such notice."

      "3.2(a) In consideration of the payments made by SCHERING to ENZON under the June 30, 1995 letter amendment, ENZON shall promptly transfer after June 30, 1995 previously undisclosed Know-How, owned and controlled by ENZON as of June 30, 1995, which is necessary to acquire polyethylene glycol("PEG") from third party vendors for conversion to Bulk Concentrate and to manufacture Bulk Concentrate, and to obtain regulatory approvals to manufacture Bulk Concentrate and Agreement Product and to market Agreement Product. This transfer is being made by ENZON for the sole purpose of SCHERING developing, and obtaining FDA approval to manufacture, market and sell the Bulk Concentrate and Agreement Product. SCHERING shall use such Know-How only as necessary for such purposes. It is the intention of the parties that such Know-How not in any way be used for or relied on by SCHERING to independently develop its own technology for combining PEG with polypeptide. Further to the obligations specified in Article 11, SCHERING will not disclose such ENZON Know-How to any party other then a SCHERING Affiliate, a government authority required to approve the registration or sale of Agreement Product, or a vendor producing PEG for SCHERING provided such vendor has an obligation of confidentiality to SCHERING in connection therewith. Further, SCHERING shall only disclose or allow access of such ENZON Know-How to only those persons described above in this Article 3.2(a) who need such knowledge or access, as strictly interpreted, in connection with the above stated purposes. As stated in Article 1.8(a) in connection with SCHERING Independent Know-How, in the event SCHERING shall develop any idea, invention or technology for combining PEG or any other polyalkyleneoxide with any polypeptide, chemical or other compound the presumption shall be that such development occurred, was based on and originated out of such ENZON Know-How, unless SCHERING can reasonably clearly demonstrate that it was developed by SCHERING or its Affiliates without the aid, application, or use of such ENZON Know-How or the participation of any SCHERING employee or consultant who had knowledge of such Know-How. Further the second last sentence in Article 1.8(a) relating to "SCHERING Information", shall be modified and interpreted to exclude such ENZ0N Know-How or steps taken by SCHERING based on such ENZON Know-How."

      "3.2(b) ENZON shall transfer to SCHERING the Know-How referred to in
      Article 3.2(a) promptly after June 30, 1995, generally in accordance with the time table set forth in new Schedule G attached to and made a part of the June 30, 1995 letter amendment. It is the intention of the parties that ENZON provide to SCHERING, for example, but not by way of limitation on SCHERING, the "recipe" for making and testing the Agreement Product, but not ENZON's thought processes, theories, or reasons that led to such recipe. Further, as an example only, ENZON shall provide SCHERING with its standard operating procedures, batch records and raw material in-process, final release assay protocols and available assay validations used in connection with Agreement Product. However, ENZON shall not transfer to SCHERING any of the information or documentation that led to ENZON's selection or arrangement of the steps or information in these items. Notwithstanding the remainder of this Article 3.2(b), such Know-How shall include all elements of ENZON'S thought processes, theories or reasons or previously referred to steps or information which ENZON relied on in the manufacture of Bulk Concentrate. The foregoing limitations on ENZON'S disclosure of such Know-How to SCHERING shall not apply to any of such Know-How which is necessary to be disclosed to a government agency for approval by that agency to manufacture Bulk Concentrate and / or sell Agreement Product, provided such disclosure is done under confidentiality.

      "3.2(c) Schedule G, entitled "Information Needed and Activities To Be Completed For Transfer Of Know-How", lists particular information and documents which ENZON shall transfer to SCHERING relating to the Know-How described in Article 3.2 (a), but is not all inclusive of such Know-How. In connection with the transfer of such Know-How to SCHERING under Article 3.2(b) ENZON will also provide to SCHERING and its Affiliates, and their designees with regard to PEG and manufacture of Bulk Concentrate meeting specifications included in Schedule A-2 as of June 30, 1995, reasonable technical assistance in utilizing such Know-How. SCHERING shall pay ENZON's reasonably documented out of pocket expenses for such assistance. Further, upon completion or transfer of such information and documents and of the activities specified in Schedule G, SCHERING shall make the One Million Dollar($1,000,000) payment to ENZON described in "Amendment 15" of the June 30, 1995 letter amendment."


Amendment 13

In Article 4.7, in the third line, delete -- licenses -- and insert -- license --. Further, delete the last five lines and insert -- during the Term of this Agreement, to make, have made, use and sell Bulk Concentrate and Agreement Product in the Territory. This license shall include the right to sublicense SCHERING'S Affiliates, with respect to making and having made the Bulk Concentrate and Agreement Product, third party vendors with respect to the manufacture of conforming PEG and its Affiliates or third parties, with respect to using and selling Agreement Product. Notwithstanding the exclusive license granted under the previous sentence, ENZON shall retain the right to manufacture and supply Agreement Product to SCHERING under the terms and conditions covered under Article 3.1, if ENZON exercises its option under that Article --.

Amendment 14

In Article 4.8, delete the first two lines on page 20 and insert --

Bulk Concentrate and to manufacture Bulk Concentrate, under the terms and conditions specified in Article 3.1 -- . In Article 4.9, in the sixth line, add -- Bulk Concentrate or -- before the words -- Agreement Product --.

Amendment 15

In addition to the batches of Bulk Concentrate covered under the March 2, 1993 amendment to the Agreement sold to SCHERING, ENZON has delivered eleven (11) batches of such Bulk Concentrate to SCHERING for total of eight hundred eighty-five thousand dollars ($885,000), which SCHERING has paid to ENZON. In addition to the payments called for under Article 6.1(a) - (f), SCHERING shall also pay ENZON two million dollars ($2,000,000) within twenty(20) days after the effective date of this letter amendment and a further additional one million dollars ($1,000,000) on the completion of the transfer of Know-How from ENZON to SCHERING covered under Article 3.2(c) of this letter amendment.

Amendment 16

Delete the Article 6.1 (C) and add the following

      "(c) One million dollars ($1,000,000) within ten days after dosing the first patient enrolled in the Phase 2 Clinical Trial, as that phase is described in the Development Program (as per Schedule D(a)) and one million five hundred thousand dollars ($1,500,000) within ten days after SCHERING's initiation of large scale clinical trials as described in Schedule D(b)."

Amendment 17

In Article 9.2(a), in the third line, after --, -- delete the ba1ance of Article 9.2(a) and insert the following:

      "if any of the requirements specified in new Schedule H attached hereto and made a part of the June 30, 1995 letter amendment are not met or."

Delete Article 9.2 (b) and insert the following:

      " after completion of the initial clinical trial demonstrating that Agreement Product meets the criteria set forth in Schedule D attached hereto; provided, however, that if such successful completion shall have taken place, SCHERING'S right to terminate under this Article 9.2 (b) shall be contingent upon SCHERING'S having made to ENZON the total payments of *** set forth in Article 6.1(c)."

Amendment 18

In Article 10 add the following new representations and warranties:

      "10.9 As of June 30, 1995, ENZON and it's subsidiaries are each a corporation duly organized and existing in good standing under the laws of the jurisdiction of their incorporation, except, in the case of such subsidiaries, as would not have a Material Adverse Effect(as defined below), and has the requisite corporate power to own its properties and carry on its business as now being conducted. ENZON and it's subsidiaries are each duly qualified to do business and in good standing in every jurisdiction in which the nature of the business conducted or property owned by them makes such

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

      qualification necessary and where the fai1ure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operation, properties or financial condition of ENZON and it's subsidiaries taken as a whole."

      "10.10 As of June 30, 1995 ENZON has the requisite corporate power and authority to enter into and perform its obligations under the 1995 letter amendment, the execution and delivery of the June 30, 1995 letter amendment by ENZON and the consummation by it of the transaction contemplated herein have been duly authorized by ENZON's Board of Directors and no further consent or authorization of ENZON's Board of Directors or stockholders is required. The June 30, 1995 letter amendment has been duly executed and delivered by ENZ0N, and constitutes a valid and binding obligation of ENZON enforceable against ENZON in accordance with it's terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or reorganization, moratorium, liquidation, or similar laws relating to, or effecting generally the enforcement of creditor's rights and remedies or by other equitable principles of general application."

      "10.11 ENZON represents and warrants that the representations and warranties provided in Article 10.1 and 10.2 of the Agreement shall also apply and be binding on ENZON with respect to such Know-How transfer to SCHERING under Article 3.2(b) above and to SCHERING's or it's Affiliates as manufacture of Bulk Concentrate or Agreement Product based on the use of such Know-How."

      "10.12 As of June 30, 1995, ENZON represents and warrants that there is no judicial or administrative action or other proceeding pending or, to the best of it's knowledge, threatened, nor to the best of it's knowledge is there any governmental investigation pending or threatened that questions the validity of any of the transactions contemplated under the June 30, 1995 letter amendment."

      "10.13 Enzon represents and warrants that with respect to the manufacture of "M-PEG", "SC-PEG", and Bulk Concentrate ENZON will provide to SCHERING all of such Know-How referred to in Article 3.2(a), and the reasonable technical assistance in manufacturing Bulk Concentrate based on such Know-How referred to in Article 3.2(b), and that such transfer would enable a party skilled in the art of manufacture of substances similar to Bulk Concentrate to be able to reproduce Bulk Concentrate meeting the specifications of Schedule A-2 as they exist on the effective date of the June 30, 1995 letter amendment in connection with an eight gram batch thereof."

Amendment 19

In Article 11.5., the fourth and fifth lines, delete -- (but not for any other purpose or other product) -- and insert -- (but not in contravention of SCHERING'S obligations or the prohibitions covered under Article 3.2) --.

[Amendment 20, 21 and 22 relate to the Supply Agreement between Enzon, Inc. and Schering Corporation which is no longer in effect, therefore, these Amendments are not included in this filing]

Amendment 23

In Article VI of the Supply Agreement, delete the last sentence and insert -- in that case SCHERING shall be free to cancel such purchase order, in addition to exercising any other legal remedies which SCHERING may have under the Agreement. Further, in connection with ENZON's breach of it's obligations under this Supply Agreement, Article 9.3 and Article 14 of the Agreement as they relate to SCHERING'S right to terminate the Supply Agreement shall be incorporated by reference into this Supply Agreement --.

Amendment 24

      All rights and licenses granted under or pursuant to the Agreement by ENZON to SCHERING are, for all purposes of Section 365(n) of Title 11 of the U.S. Code ("Title 11"), licenses of rights to intellectual property as defined in Title 11. ENZON agreed during the Term to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property. If a case is commenced by or against ENZON under Title 11, then, unless and until this Agreement is rejected as provided in Title 11, ENZON (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Title 11 Trustee) shall, as SCHERING may elect in a written request, immediately upon such request (i) perform all of the obligations provided in the Agreement to be performed by ENZON including, where applicable and without limitation, providing to SCHERING portions of such intellectual property (including embodiments thereof) held by ENZON and such successors and assigns or otherwise available to them or (ii) provide to SCHERING all such intellectual property (including all, embodiments thereof) held by ENZON and such successors and assigns or otherwise available to them. If a Title 11 case is commenced by or against ENZON, this Agreement is rejected as provided in Title 11 and SCHERING elects to retain its rights hereunder as provided in Title 11, then ENZON (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Title 11 Trustee) shall provide to SCHERING all such intellectual property (including all embodiments thereof) held by ENZON and such successors and assigns or otherwise available to them immediately upon SCHERING's written request therefor. Whenever ENZON or any of its successors or assigns provides to SCHERING any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this paragraph, SCHERING shall have the right to perform the obligation of ENZON hereunder with respect to such intellectual property, but neither such provision nor such performance by SCHERING shall release ENZON from any such obligation or liability for failing to perform it. All rights, powers and remedies of SCHERING provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, Title 11) in the event of the commencement of a Title 11 case by or against ENZON. SCHERING, in addition to the rights, powers and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including, without limitation, Title 11) in such event. The parties agree that they intend the foregoing SCHERING's rights to extend to the maximum extent permitted by law, including without limitation for purposes of Title 11,
(i) the right of access to any intellectual property (including all embodiments thereof) of ENZON, or any third party with whom ENZON contracts to perform an obligation of ENZON under the Agreement, and in the case of the third party, which is necessary for the development, registration and manufacture of Bulk Concentrate and Agreement Product and (ii) the right to contract directly with any third party as described in (i) in the sentence to complete the contracted work.

      Except as expressly set forth above, all other non-conflicting terms and conditions of the Agreement shall remain in full force and effect.

Please indicate your acceptance of the foregoing by signing the enclosed copy of this letter amendment and returning it to us.

Very truly yours,

ENZON, INC.

By: /s/
   ---------------------------

Title: President and Chief Executive Officer

ACCEPTED:

SCHERING CORPORAITON            ------------
                                LEGAL REVIEW
By: /s/ David Poorvin
  ---------------------------    [INITIALS]
                                ------------
Title: Vice President
      ------------------------------------

JAC/cam

                                  SCHEDULE A-1

                   TEST                      SPECIFICATION
                   ----                      -------------

                   ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                  SCHEDULE A-2

                   TEST(1)                   SPECIFICATION
                   -------                   -------------

                   ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                  SCHEDULE B

Activity                Start/Completion Target               Responsibility
--------                -----------------------               --------------

           ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                  SCHEDULE C

                                 PATENT RIGHTS

                                    DATE                                 DATE
TITLE       INVENTOR    COUNTRY    FILED    SERIAL NO.    PATENT NO.    ISSUED
-----       --------    -------    -----    ----------    ----------    ------

       ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                  SCHEDULE D

                                      ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                  SCHEDULE G

                                      ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                  SCHEDULE H

                                      ***

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                                   Amendment No. 5 June 24, 1999

                               AMENDMENT AGREEMENT

      This "Amendment Agreement" effective as of the last date on the signature page hereof, by and between Enzon, Inc. ("ENZON") and Schering Corporation ("SCHERING") amends and supplements that certain Development, License and Supply Agreement between ENZON and SCHERING dated November 14, 1990, as amended by: the Letter Amendment effective June 30, 1995, and the amendment letters of March 2, 1993, October 30, 1992 and December 10, 1991 (collectively, the "Agreement").

      WHEREAS, ENZON has developed technology relating to branched chain PEG and holds patent rights relating thereto, the U-PEG Patent Rights (as defined below); and

      WHEREAS, SCHERING desires to obtain a license under the U-PEG Patent Rights; and

      WHEREAS, the parties further desire to modify certain provisions of the Agreement relating to the manufacture of Agreement Product, payment of royalties on sales of Agreement Product, and rights under Patent Rights and to use Know-How;

      NOW THEREFOR, The parties hereby agree to further amend the Agreement as follows:

      Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement, as amended.

1.    Add the following new provisions to Article 1:

      "1.15 "U-PEG Patent Rights" shall mean United States patent number *** together with its foreign counterparts and any reissues, re-examinations, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations, continuations-in-part and divisions of any of the foregoing. U-PEG Patent Rights shall not be included in Patent Rights under the Agreement.

      1.16 "Roche Patent Rights" shall mean United States patent which may be infringed by Agreement Product, together with its foreign counterparts and any reissues, re-examinations, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations, continuations-in-part and divisions of any of the foregoing, which are owned or controlled by F. Hoffmann La Roche Ltd. or its Affiliates (collectively "Roche").

      1.17 "Licensed ENZON Patent Rights" shall mean any ENZON Patent Rights invented by SCHERING, or jointly by SCHERING and ENZON, and owned and/or assigned to ENZON pursuant to Section 4.3 of the Agreement."

2. Delete Articles 2.9, 3.1 and the Supply Agreement set forth in Schedule E in their entirety.

3.    Delete Article 1.4 and insert in its place the following:

      "1.4 "Bulk Concentrate" shall mean Agreement Product in bulk concentrated form meeting the criteria set forth in Schedule A-2 hereof.
      (Specifications for Bulk Concentrate). SCHERING may amend the specifications in Schedule A-2 if in its reasonable judgment it is necessary to do so. ENZON shall not be responsible for such specifications as amended."

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

4.    Delete Article 2.6 and insert in its place the following:

      "2.6 The parties hereto shall keep each other informed of their activities hereunder and the status of the Development Program by means of a quarterly written summary report in a form to be agreed upon by such parties. ENZON shall, at SCHERING's reasonable request, take all reasonable steps necessary to allow SCHERING to reference ENZON's drug master file for Agreement Product, which exists as of June 30, 1995, but have no obligation to hereafter add to or modify it."

5.    Delete Article 4.7 and insert in its place the following:

      "4.7 Subject to the other terms of this Agreement, ENZON hereby grants to SCHERING and SCHERING hereby accepts, an exclusive license, exclusive even as to ENZON, under the ENZON Patent Rights, the ENZON Existing Know-How and the ENZON Development Know-How, during the term of this Agreement, to make, have made, use, import, export, offer for sale and sell Bulk Concentrate and Agreement Product in the Territory. This license shall include the right to sublicense: (i) SCHERING's Affiliates with respect to making and having made the Bulk Concentrate and Agreement Product, (ii) third party vendors with respect to the manufacture of conforming PEG, and
      (iii) its Affiliates or third parties with respect to using importing, exporting, offering for sale and selling Agreement Product."

6.    Delete Article 4.8 and insert in its place the following:

      "4.8 Subject to the other terms of this Agreement and for the sole purpose of ENZON's development and manufacture of Agreement Product for SCHERING, SCHERING hereby grants ENZON the right, under the SCHERING Information, the SCHERING Patent Rights, the SCHERING Existing Know-How, the SCHERING Development Know-How, and the RC License (as hereinafter defined) during the term of this Agreement, to use Agreement Substance in the development of Bulk Concentrate and Agreement Product for SCHERING."

7.    Add the following new provision to Article 4:

      "4.11 ENZON hereby grants to SCHERING and SCHERING hereby accepts a non-exclusive license in the Territory under the U-PEG Patent Rights during the term of this Agreement to make, have made, use, import, export, offer for sale and sell pharmaceutical products in which alpha interferon as an active ingredient is coupled with PEG. The licenses granted to SCHERING under this Section 4.11 shall include the right to grant sublicenses to SCHERING's Affiliates and/or to any third party.

      4.12 ENZON hereby grants to SCHERING and its Affiliates, and SCHERING and its Affiliates hereby accept, a non-exclusive license in the Territory under the Licensed ENZON Patent Rights for all purposes during the term of this Agreement. The license granted under this Section 4.12 includes, without limitation, the right to make, have made, use, import, export, offer for sale and sell pharmaceutical products comprising one or more active ingredients coupled with PEG, and the limited right to grant sublicenses to (i) third party contractors in connection with the discovery, development and commercialization of such products by or on behalf of SCHERING or its Affiliates, and/or (ii) SCHERING's, or its Affiliates', third party licensees and/or distributors of such products."

8. It is the intent of the parties that ENZON shall be primarily responsible for the prosecution, maintenance and defense of the U-PEG Patent Rights, at ENZON's expense, and that the provisions of Article 5 of the Agreement which govern the performance of such activities with regard to ENZON Patent Rights will also control with respect to the U-PEG Patent Rights.

9.    Delete Article 7.1(b) and insert in its place the following:

      "(b) In each calendar year during the term of this Agreement, in connection with SCHERING's sales of Agreement Product which do not require payment of a royalty under Article 7-1(a) above, if Competition (as defined in Article 7.1(d) below) exists in any such country, SCHERING shall pay ENZON a royalty of ***."

10.   Delete Article 7.1(c) and insert in its place the following:

      "(c) In each calendar year during the term of this Agreement, in connection with SCHERING's sales of Agreement Product which do not require payment of a royalty under Article 7.1(a) above, if Competition does not exist in any such country, SCHERING shall pay ENZON a royalty of ***."

11.   Delete Article 7.1(d) and insert in its place the following:

      "(d) For purposes of this Article 7, "Competition" shall mean sales by a party or parties (other than Roche, or SCHERING and its Affiliates, or the licensees, distributors or agents of any of the foregoing) in any country of the Territory, of a competitive product which contains alpha interferon (as a significant active ingredient) coupled with PEG to produce a longer-lasting product, with respect to which product claims are made which are substantially similar to those of Agreement Product, and the promotion, marketing or sale of such competitive product does not infringe any of the Patent Rights or Know-How exclusively licensed to SCHERING hereunder (or for which, because of weak or ineffective intellectual property law in a country or countries, there exists no effective patent of know-how protection) and: (1) the sales of such competitive product made by any one party equal *** or, (2) the sales of such competitive product by two or more parties equal, with respect to such party, *** but, considering the sales of such competitive product made by all such parties in the aggregate, equal ***."

12.   Add new Articles 7.3 and 7.4 as follows:

      "7.3 Notwithstanding the terms of Article 7.2, SCHERING will not be entitled to deduct any amount paid as Third-Party Royalties to F. Hoffmann La Roche Ltd. or its Affiliates ("Roche") as a result of any Roche Patent Rights which may be infringed by SCHERING's sales of Agreement Product. SCHERING shall have the right, in its sole discretion, to negotiate the settlement of any claim or action related to the infringement of

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

      any Roche Patent Rights. SCHERING will allow ENZON to participate in such negotiations.

      7.4 ***

13.   Add the following new provision to the end of Article 8.1:

      "SCHERING's obligation to pay royalties on sales of Agreement Product shall expire, unless terminated earlier as expressly provided in Article 9, on a country-by-country basis upon the longer of(a) the life in each country of the last to expire of the ENZON Patent Rights for which a Valid Claim exists, including any patent extension (or other governmental action which has the effect of extending the period of market exclusivity of the patent owner) which is permitted by law and obtained, or (b) fifteen (15) years from the date on which Agreement Product is first approved for commercial marketing in each such country."

l4.   Delete Article 9.1 and insert in its place the following:

      "9.1 This Agreement shall be made effective on the date first written above and shall continue in effect, unless terminated earlier as expressly provided herein, for a term which shall expire, on a country-by-country basis, upon the longer of (a) the duration of SCHERING's obligation to pay royalties in each country, as set forth Article 8.1, or (b) the life in each country of the last to expire of the U-PEG Patent Rights and/or Licensed ENZON Patent Rights, including any patent extension (or other governmental action which has the effect of extending the period of market exclusivity of the patent owner) which is permitted by law and obtained ("Term")."

15. In Article 10.3, in lines three and four, delete the term -- and the Supply Agreement --.

16.   Delete Article 10.7 and insert in its place the following:

      "10.7 During the term of this Agreement Enzon shall maintain an adequate insurance program for liability insurance, including products liability and contractual liability insurance, to cover its obligations under this Agreement."

17. It is the intent of the parties that during and after the term of the Agreement SCHERING shall have the right to utilize any Development Know-How developed by SCHERING, either alone or jointly with ENZON, as well as any Licensed ENZON Patent Rights, SCHERING Independent Know-How and SCHERING Existing Know-How, to independently develop and commercialize products in which one or more active ingredients, whether proteins (other than Agreement

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

Substance) or other compounds, are coupled with PEG ("Other Products"). The parties acknowledge and agree (i) that any and all Other Products are outside the scope of the Agreement, (ii) that nothing contained in the Agreement or this Amendment Agreement shall be construed, either expressly, by estoppel or otherwise, as granting or otherwise providing to ENZON any license or other rights in or to such Other Products, and (iii) that ENZON will not be entitled to any milestone payments or royalties under the Agreement or this Amendment Agreement with respect thereto. In order to give effect to the intent of the parties the Agreement is hereby amended as follows:

      (a)   Delete Article 2.12 and insert in its place the following:

            "2.12 Nothing herein shall be construed to prevent SCHERING from independently developing its own technology for combining PEG with polypeptides and other compounds for any use whatsoever."

      (b)   Delete Article 3.2(a) and insert in its place the following:

            "3.2(a) In consideration of the payments made by SCHERING to ENZON under the June 30, 1995 letter agreement, ENZON has transferred to SCHERING Know-How, owned and controlled by ENZON as of June 30, 1995, which is necessary to acquire PEG from third party vendors for conversion to Bulk Concentrate and to manufacture Bulk Concentrate, and to obtain regulatory approvals to manufacture Bulk Concentrate and Agreement Product, and to market Agreement Product. Further to its obligations specified in Article 11, SCHERING will not disclose such ENZON Know-How to any party other than a SCHERING Affiliate, a government authority required to approve the registration or sale of Agreement Product or other products developed by SCHERING, or a vendor producing PEG for SCHERING provided such vendor has an obligation of confidentiality to SCHERING in connection therewith. Further, SCHERING shall only disclose or allow access of such ENZON Know-How to only those persons described in this Article 3.2(a) who need such knowledge or access, as strictly interpreted, in connection with the above stated purposes.

18.   Add the following new representations and warranties to Article 10:

      "10.14 ENZON represents and warrants (a) that it has the sole, full and complete right, title and interest in the U-PEG Patent Rights, (b) that it has the full right, power and authority to grant the licenses and other rights granted to SCHERING under this Amendment Agreement, and (c) that as of the effective date of this Amendment Agreement there are no claims, judgments or settlements against or owed by ENZON relating to the U-PEG Patent Rights, and to the best of ENZON's knowledge there are no pending or threatened claims or litigation, relating to the U-PEG Patent Rights which have not been disclosed by ENZON to SCHERING, except Civil Action 98-5597 commenced by ENZON against Shearwater Polymers, Inc. in the State of Alabama.

      10.15 Each of SCHERING and ENZON represents and warrants that it has the right to enter into this Amendment Agreement and has no obligation, or knows of no obstacle, which would prevent it from carrying out its obligations and responsibilities hereunder.

      10.16 ENZON represents and warrants that the representations and warranties set forth in Article 10.9 remain true and in full force and effect as of the effective date of this Amendment Agreement.

      10.17 ENZON represents and warrants that as of the effective date of this Amendment Agreement it has the requisite corporate power and authority to enter into and perform its obligations hereunder, that the execution and delivery of this Amendment Agreement by ENZON and the consummation of the transactions contemplated hereunder have been duly authorized by ENZON's Board of Directors and no further consent or authorization of ENZON's Board of Directors or stockholders is required. This Amendment Agreement has been duly executed and delivered by ENZON and constitutes a valid and binding obligation of ENZON, enforceable against ENZON in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally the enforcement of creditor's rights and remedies or by other equitable principles of general application.

      10.18 ENZON represents and warrants (a) that to the best of ENZON's knowledge based on diligent inquiry, as of the effective date of this Amendment Agreement the U-PEG Patent Rights are free and clear of any liens, charges or encumbrances, and no other person, corporate or private entity, or governmental entity or subdivision thereof, has or shall have any claim of ownership with respect to such U-PEG Patent Rights, (b) that during the Term of the Agreement ENZON will use reasonable diligent efforts not to diminish the rights under the U-PEG Patent Rights granted to SCHERING hereunder, including without limitation, by not committing or permitting any actions or omissions which would cause the breach of any third party agreements relating to the U-PEG Patent Rights, that it will provide SCHERING promptly with notice of any such alleged breach, and that as of the effective date of this Amendment Agreement, ENZON is in compliance in all material respects with all such third party agreements, if any."

19. The parties acknowledge and agree that the licenses under the U-PEG Patent Rights granted to SCHERING under this Amendment Agreement are licenses of rights to intellectual property and are subject to the provisions set forth in Amendment 24 of the Letter of Agreement dated June 30, 1995.

      Except as expressly amended and supplemented hereby, all other terms of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed in duplicate by their duly authorized representatives.

                                                               ------------
                                                               LEGAL REVIEW

                                                                [INITIALS]
                                                               ------------

ENZON, INC.                              SCHERING CORPORATION


BY: /s/ John P. Caruso                   BY: /s/ David Poorvin, Ph.D.
   ------------------------------           -----------------------------------

NAME: John P. Caruso                     NAME:  David Poorvin, Ph.D.
     ----------------------------             ---------------------------------

TITLE: VP - Admin & Gen. Counsel         TITLE: Vice President
      ---------------------------              --------------------------------

DATE: 6/24/99                            DATE:  23 June 1999
     ----------------------------             ---------------------------------

                                              Amendment No. 6 September 13, 1999

                                   AMENDMENT

      This "Amendment" effective as of the last date on the signature page hereof, by and between Enzon, Inc. ("ENZON") and Schering Corporation ("SCHERING") amends and supplements that certain Development, License and Supply Agreement between ENZON and SCHERING dated November 14, 1990, as amended by:
the Amendment Agreement effective June 24, 1999, the Letter Amendment effective June 30, l995, and the amendment letters of March 2, 1993, October 30, 1992 and December 10, 1991 (collectively, the "Agreement").

      WHEREAS, the parties desire to clarify the scope of certain provisions of the Agreement relating to (i) non-competition restrictions imposed on ENZON,
(ii) ENZON's rights under ENZON Patent Rights to which SCHERING may acquire title under the terms of the Agreement, and (iii) assignment or change of control;

      NOW THEREFOR, The parties hereby agree to further amend the Agreement as follows:

      Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement, as amended.

1.    Delete Article 2.13 and insert in its place the following:

      "2.13 During the term of this Agreement, anything to the contrary contained herein notwithstanding, ENZON and its Affiliates shall not develop any product containing PEG and alpha interferon for itself or with or for any third party, nor shall it or its Affiliates enter into discussions or negotiations with any third party concerning any product containing PEG and alpha interferon."

2.    Delete Article 5.1.2 and insert in its place the following:

      "5.1.2 ENZON shall notify SCHERING immediately (1) whenever it files a patent application related to the ENZON Patent Rights in any country; and
      (2) whenever it is considering discontinuance of the prosecution or maintenance of such a patent application. If ENZON shall fail to file a patent application related to the ENZON Patent Rights in any country it shall notify SCHERING immediately in writing, and (a) if ENZON does not initiate the filing process within ninety (90) days after written request to do so from SCHERING, or (b) if ENZON does not continue prosecution or maintenance of such a patent application related to the ENZON Patent Rights which it has initiated pursuant to the Article 5.1.1 above within ninety (90) days after written notice from SCHERING, SCHERING shall have the option to file or continue prosecution in its own name and at SCHERING's cost. In either such case (a) or (b), ENZON shall do all acts necessary to assign and vest title to and transfer control of such patent application in that country in a timely fashion to SCHERING for no additional consideration. SCHERING hereby covenants that during the term of this Agreement SCHERING and its Affiliates shall not file or initiate any suit or other legal action or proceedings against ENZON with respect to any products, with the exception of products containing both PEG and alpha interferon, for infringement of any patents acquired, or obtained by SCHERING from patent applications filed and/or prosecuted by SCHERING, under this Section 5 1.2 in the

      Territory, The covenant not to sue set forth in this Section 5.1.2 is personal to ENZON and shall not be transferred or assigned to any third party."

3.    Delete Article 13.2 and insert in its place the following:

      "13.2 Either party hereto may assign this Agreement, without the other party's consent, to a third party in a transaction in which all the assets of the assigning party relating to Agreement Product are sold or assigned; provided such third party was not selling (directly or through an Affiliate) a product competitive to the Agreement Product prior to such assignment.

      In the event of any such permitted assignment, transfer or designation, the assignee, transferee or designee shall assume and be bound by the provisions of this Agreement."

4.    Add new Article 13.3 as follows:

      "13.3 In the event that any assignment pursuant to Section 13.1 or 13.2 causes ENZON's rights and obligations hereunder to pass to any third party which itself or through an Affiliate is developing, manufacturing, marketing, distributing or selling a product competitive to the Agreement Product, then SCHERING's obligation under Section 2.6 to keep ENZON informed and provide quarterly reports with respect to the Development Program shall immediately terminate."

      Except as expressly amended and supplemented hereby, all other terms of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in duplicate by their duly authorized representatives.

                                                               ------------
                                                               LEGAL REVIEW

                                                                [INITIALS]
                                                               ------------

ENZON, INC.                              SCHERING CORPORATION


BY: /s/ John Caruso                      BY: /s/ David Poorvin, Ph.D.
   ------------------------------           -----------------------------------

NAME: John Caruso                        NAME:  David Poorvin, Ph.D.
     ----------------------------             ---------------------------------

TITLE: VP - Admin & GC                   TITLE: Vice President
      ---------------------------              --------------------------------

DATE: 9/13/99                            DATE:   8 September 1999
     ----------------------------             ---------------------------------

                                                                 Amendment No. 7

                                    AMENDMENT

            WHEREAS, Schering Corporation ("Schering") and Enzon, Inc. ("Enzon") are parties to that certain Development, License and Supply Agreement having an effective date of November 14, 1999, as amended (the "Agreement"),

            WHEREAS, Schering's parent company is a party to Hoffman-LaRoche Inc. v. Schering-Plough Corp., Civil Action No. 00-79 (JAG) pending in the U.S. District Court for the District of New Jersey (the "Roche v. Schering case"),

            WHEREAS, Enzon commenced on September 5, 2000 a suit for patent infringement against Hoffman-La Roche Inc. and Roche Laboratories Inc. in Federal court in New Jersey (the "Enzon v. Roche" case), and

            WHEREAS, Schering and Enzon wish to clarify the effect of the Agreement, including paragraph 2.13 thereof, on (i) the grant of a license or sublicense under the U-PEG Patent Rights (as defined in the Agreement) to Hoffman-LaRoche Inc., Roche Laboratories Inc., or their parents, subsidiaries, affiliates, successors, assigns or third parties acting on their behalf (collectively, "Roche"); and (ii) the settlement of Roche v. Schering.

            THEREFORE, the Agreement is hereby amended as follows:

      1.    Schering shall have sole authority to negotiate and settle (i) Roche
            v. Schering; and (ii) the Enzon v. Roche and/or related cases ("the Cases") (including the right to assume control of the Cases in the event Enzon decides to discontinue such cases for any reason) or license Roche under the U-PEG Patent Rights in the field of pegylated alpha interferon; and Enzon shall not settle the Cases with or license Roche or directly or

                                  CONFIDENTIAL
            impliedly a third party to enable Roche to make, use, sell, offer to sell or import pegylated alpha interferon products under the U-PEG Patent Rights without Schering's written consent (except as provided below).

      2. If a settlement between Schering and Roche results in withdrawal of PEG-INTRON from the United States market, then Enzon shall have the right to negotiate and settle the Cases with Roche under terms as Enzon sees fit, including the grant of a license to Roche under the U-PEG Patent Rights.

      3. Schering shall not sublicense Roche under the U-PEG Patent Rights except as part of a settlement that (i) licenses or releases Schering under Roche's U.S. patent(s) covering PEG-INTRON; and (ii) releases Enzon from any counterclaims or demands asserted against Enzon by Roche (on behalf of Roche and not on behalf of a third party) relating to the U-PEG patents or in the field of pegylated alpha interferon products.

      4. If Schering grants a sublicense under the U-PEG Patent Rights to Roche to settle the Roche v. Schering or Enzon v. Roche or related cases that results in royalties or royalty equivalents from Roche to Schering in connection with a license to Roche under the U-PEG patent rights, such royalties and royalty equivalents that exceed the value of any royalties or royalty equivalents paid by Schering to Roche under a license to Schering under the Roche patents relating to urethane linked pegylated interferon shall be divided equally between Schering and Enzon. A license under the Roche patents for Schering to market PEG-INTRON shall not be considered royalty or royalty equivalents to Schering and is not subject to division with Enzon hereunder. In the event of a dispute between Schering and Enzon regarding whether Schering has received royalties or royalty equivalents from Roche that exceed the value of any royalties or royalty equivalents paid by Schering to Roche, such dispute shall be resolved pursuant to the arbitration provision in the Agreement.

      5. This Amendment contains the entire agreement of the parties concerning the subject matter set forth herein. Except as expressly amended by this Amendment, all terms of the Agreement and all previous amendments shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in duplicate by their duly authorized representatives.

ENZON, INC.                              SCHERING CORPORATION


By:                                      By: /s/
   ------------------------------           -----------------------------------
   Authorized Representative                  Authorized Representative

Date:                                    Date:
     ----------------------------             ---------------------------------

                                                 Amendment No. 8 August 10, 2001

                                    AMENDMENT

      This "Amendment" effective as of the last date on the signature page hereof, by and between Enzon, Inc. ("ENZON") and Schering Corporation ("SCHERING") amends and supplements that certain Development, License and Supply Agreement between ENZON and SCHERING dated November 14, 1990, as amended (the "Agreement").

      WHEREAS, the parties desire to clarify the scope of certain provisions of the Agreement relating to SCHERING's rights under the ENZON Patent Rights and the Licensed ENZON Patent Rights;

      NOW THEREFORE, the parties hereby agree to further amend the Agreement as follows:

      Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement, as amended.

1. Amend Article 1.2 of the Agreement by adding the following new provision to the end of the first sentence of that Article:

      ", whether or not developed by SCHERING under this Agreement."

2.    Add the following new provision to the end of Article 2.13:

      "The parties acknowledge and agree that nothing in this Article 2.13 shall be construed as preventing Enzon from acquiring, through merger, acquisition or other similar transaction, all or substantially all of the business and assets of Shearwater Polymers, Inc. ("Shearwater") or from entering into discussions or negotiations with Shearwater with regard to such an acquisition."

3.    Amend Article 2 of the Agreement by adding the following new provisions:

      "2.14 During the term of this Agreement and subject to receipt of the necessary regulatory approvals, SCHERING shall use commercially reasonable efforts to market, promote, distribute and sell an Agreement Product developed by SCHERING or its Affiliates under this Agreement in the United States, United Kingdom, France, Germany, Italy and Spain and in any other countries where in SCHERING's opinion it is commercially viable to do so. Such commercially reasonable efforts shall be consistent with the usual practice followed by SCHERING in pursuing the commercialization and marketing of its other pharmaceutical products of similar potential, value and status. The parties acknowledge and agree that all business decisions relating to the commercialization of the Agreement Product, including, without limitation, decisions relating to registration, design, manufacture, sale, commercialization, pricing, distribution, marketing and promotion of

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                                     No. 8

      Agreement Products, shall be within the sole discretion of SCHERING exercised in good faith.

      2.15 SCHERING's obligations with respect to commercialization of Agreement Product under Article 2.14 are expressly conditioned upon the continuing absence of any adverse condition or event which warrants a delay in commercialization of the Agreement Product, including, but not limited to, an adverse condition or event relating to the safety or efficacy of the Agreement Product, or unfavorable labeling, pricing or pricing reimbursement approvals, or lack of regulatory approval, and such obligations shall be delayed or suspended so long as in SCHERING's reasonable opinion any such condition or event exists."

4.    Amend Article 4 of the Agreement by adding the following new provision:

      "4.13 The rights granted to SCHERING under the ENZON Patent Rights in
      Article 4.7 and the Licensed ENZON Patent Rights in Article 4.12 shall, to the extent not previously granted, additionally include the right to grant a royalty bearing, non-transferable, non-exclusive sublicense, with no right to grant sublicenses to others, to Hoffmann-LaRoche Inc., F. Hoffmann-LaRoche Ltd. and their respective Affiliates (collectively, "Roche") in the Territory (as such term is defined in the Settlement and License Agreement by and between SCHERING and Roche, dated as of August 10, 2001 (the "Settlement Agreement") to Commercialize Licensed Roche Product under the Enzon Patent Rights (as such terms are defined in the Settlement Agreement)."

5. Delete Article 7.1(b) in its entirety and insert in its place the following:

            (b) In each calendar year during the term of this Agreement, in connection with Net Sales of Agreement Product which do not require payment of a royalty under Article 7.1(a) above, if Competition (as defined in Article 7.1(d) below) exists in any such country, SCHERING shall pay ENZON a royalty of ***.

6. Delete Article 7.1(c) in its entirety and insert in its place the following:

            (c) In each calendar year during the term of this Agreement, in connection with Net Sales of Agreement Product which do not require payment of a royalty under Article 7.1(a) above, if Competition does not exist in any such country, SCHERING shall pay ENZON a royalty of ***.

7.    Amend Article 7.1 of the Agreement by adding the following new provision:

*** Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The Confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

            (c) The parties understand and agree that, except as expressly set forth in section 4 of the Amendment to the Agreement dated September 22, 2000, nothing in this Agreement shall give rise to any right by ENZON to receive or claim entitlement to any royalty payments from SCHERING and its Affiliates, nor shall SCHERING or its Affiliates have any obligation to make any royalty payments to ENZON or its Affiliates, under this Agreement in connection with any sublicense or other rights granted by SCHERING in the Territory to Roche under the Settlement Agreement and/or the commercialization of Agreement Products by Roche pursuant to such sublicense under the Settlement Agreement (including, without limitation, the manufacture of Agreement Products on behalf of Roche by Shearwater and its Affiliates), provided that royalties on Agreement Product sold by SCHERING or its Affiliates will become payable at such time, if any, as Roche becomes an Affiliate of SCHERING. It is understood and agreed that the provisions of the immediately preceding sentence shall apply on a country-by-country basis only for so long as such sublicense granted by SCHERING to Roche under the Settlement Agreement remains in effect."

8.    Delete Article 9.2(b) in its entirety.

9.    Amend Article 13 of the Agreement by adding the following new provision:

      "l3.4 Nothing in this Agreement shall preclude Roche from becoming an Affiliate of SCHERING if Roche should otherwise come within the definition of Affiliate set forth in Article 1.1 of the Agreement.

      Except as expressly amended and supplemented hereby, all other terms of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in duplicate by their duly authorized representatives.

ENZON, INC.                              SCHERING CORPORATION


BY: /s/ Arthur Higgins                   BY:
   ------------------------------           -----------------------------------

NAME: Arthur Higgins                     NAME:  David Poorvin, Ph.D.
     ----------------------------             ---------------------------------

TITLE: President and CEO                 TITLE: Vice President
      ---------------------------              --------------------------------

DATE: August 10, 2001                    DATE:
     ----------------------------             ---------------------------------

            (e) The parties understand and agree that, except as expressly set forth in section 4 of the Amendment to the Agreement dated September 22, 2000, nothing in this Agreement shall give rise to any right by ENZON to receive or claim entitlement to any royalty payments from SCHERING and its Affiliates, nor shall SCHERING or its Affiliates have any obligation to make any royalty payments to ENZON or its Affiliates, under this Agreement in connection with any sublicense or other rights granted by SCHERING in the Territory to Roche under the Settlement Agreement and/or the commercialization of Agreement Products by Roche pursuant to such sublicense under the Settlement Agreement (including, without limitation, the manufacture of Agreement Products on behalf of Roche by Shearwater and its Affiliates), provided that royalties on Agreement Product sold by SCHERING or its Affiliates will become payable at such time, if any, as Roche becomes an Affiliate of SCHERING. It is understood and agreed that the provisions of the immediately preceding sentence shall apply on a country-by-country basis only for so long as such sublicense granted by SCHERING to Roche under the Settlement Agreement remains in effect."

8.    Delete Article 9.2(b) in its entirety.

9.    Amend Article 13 of the Agreement by adding the following new provision:

      "13.4 Nothing in this Agreement shall preclude Roche from becoming an Affiliate of SCHERING if Roche should otherwise come within the definition of Affiliate set forth in Article 1.1 of the Agreement.

      Except as expressly amended arid supplemented hereby, all other terms of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in duplicate by their duly authorized representatives.

                                                               ------------
                                                               LEGAL REVIEW

                                                                [INITIALS]
                                                               ------------

ENZON, INC.                              SCHERING CORPORATION


BY:                                      BY: /s/ David Poorvin, Ph.D.
   ------------------------------           -----------------------------------

NAME:                                    NAME:  David Poorvin, Ph.D.
     ----------------------------             ---------------------------------

TITLE:                                   TITLE: Vice President

      ---------------------------              --------------------------------

DATE:                                    DATE:  10 August 2001
     ----------------------------             ---------------------------------